UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Norfolk Southern Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Norfolk Southern Corporation Annual Meeting of Shareholders Thursday, May 8, 2025 8:30 AM, Eastern Daylight Time You may attend the meeting via the Internet and vote during the meeting. Please visit www.proxydocs.com/NSC for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/NSC For a convenient way to view proxy materials, VOTE, and attend the meeting, go to www.proxydocs.com/NSC To vote your proxy while visiting this site, you will need the 12-digit control number in the box below. You will also need to use this control number to attend the Annual Meeting. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 28, 2025. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held On May 8, 2025, for Shareholders of Record as of March 3, 2025 To order paper materials, use one of the following methods: Internet: www.investorelections.com/NSC Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions, or other inquiries should be included with your e-mail requesting material. Your control number SEE REVERSE FOR FULL AGENDA Have the 12-digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Norfolk Southern Corporation Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. Election of Directors 1a. Richard H. Anderson 1b. William Clyburn, Jr. 1c. Philip S. Davidson 1d. Francesca A. DeBiase 1e. Marcela E. Donadio 1f. Sameh Fahmy 1g. Mark R. George 1h. Mary K. Heitkamp 1i. John C. Huffard, Jr. 1j. Christopher T. Jones 1k. Gilbert H. Lamphere 1l. Claude Mongeau 1m. Lori J. Ryerkerk 2. Ratification of the appointment of KPMG LLP, independent registered public accounting firm, as Norfolk Southern’s independent auditors for the year ending December 31, 2025. 3. Approval of the advisory resolution on executive compensation, as disclosed in the proxy statement for the 2025 Annual Meeting of Shareholders. NOTE: In addition, in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.